UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

GEE GROUP INC.
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7751 Belfort Parkway, Suite 150, Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JOB	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 16, 2026, GEE Group Inc. (the “Company”) (NYSE American: JOB) announced that it has filed a supplement to its previously filed Proxy Statement, dated and filed with the Securities and Exchange Commission on August 31, 2026 (the “Proxy Statement”) to state that the Company’s 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held in a virtual meeting format originally scheduled for 9:00 a.m., Eastern Daylight Time (EDT) on September 24, 2026, has been postponed. The Annual Meeting will now take place on Wednesday, September 30, 2026, at 9:00 a.m. in a virtual meeting format at https://www.cstproxy.com/geegroup/2026.

The Annual Meeting was postponed to provide additional time to solicit proxies to approve the proposals to be considered at the Annual Meeting listed in the Proxy Statement.

The record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting remains the close of business on August 10, 2026. Proxies previously submitted will remain valid and will be voted at the postponed Annual Meeting unless properly revoked. Shareholders who have not yet voted, or who wish to change their vote, are encouraged to submit their proxies promptly using the instructions contained in the Company’s Proxy Statement. Shareholders may continue to vote their shares using any of the methods outlined in the Proxy Statement.

The supplement did not modify, amend, supplement or otherwise affect any other matter presented for consideration in the Proxy Statement.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEE GROUP INC.

Date: September 16, 2026	By:	/s/ Kim Thorpe
	Name:	Kim Thorpe
	Title:	Chief Financial Officer

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